Premises and Equipment	12 Months Ended
Dec. 31, 2011
Premises and Equipment [Abstract]
PREMISES AND EQUIPMENT

NOTE 5—PREMISES AND EQUIPMENT

Year-end premises and equipment were as follows.

	2011	2010
Land and improvements	$4,094	$4,142
Buildings and improvements	19,397	19,259
Furniture and equipment	18,498	17,600

Total	41,989	41,001
Accumulated depreciation	(24,215)	(22,872)

Premises and equipment, net	$17,774	$18,129

Depreciation expense was $1,551 and $1,590 for 2011 and 2010, respectively.

Rent expense was $322 and $346 for 2011 and 2010, respectively. Rent commitments under non-cancelable operating leases at December 31, 2011 were as follows, before considering renewal options that generally are present.

2012	$333
2013	315
2014	269
2015	157
2016	115
Thereafter	97

Total	$1,286

The rent commitments listed above are primarily for the leasing of five financial services branches.